Exhibit 99.2
© 2024 Helmerich & Payne, Inc. All Rights Reserved. 1 Creating a Global Leader in Onshore Drilling July 25, 2024 H&P to Acquire KCA Deutag

© 2024 Helmerich & Payne, Inc. All Rights Reserved. 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this presentation are forward-looking statements. Forward-looking statements may be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “predict,” “project,” “target,” “continue,” or the negative thereof or similar terminology, and such include, but are not limited to, statements regarding the proposed acquisition (the “Acquisition”) by Helmerich & Payne, Inc. (“H&P” or the “Company”) of KCA Deutag International Limited (“KCAD”), the anticipated benefits (including synergies and cash flow and free cash flow accretion) of the Acquisition, the anticipated impact of the Acquisition on the Company’s business and future financial and operating results, the anticipated impact of the Acquisition and the related transactions on the Company’s credit ratings, the expected timing of the Acquisition, including the expected closing date of the Acquisition and the timing of expected synergies and returns from the Acquisition, statements regarding our ability to continue to pay dividends following the Acquisition, and statements regarding our future financial position, estimated revenues and losses, business strategy, projected costs, prospects and plans and objectives of management. Forward-looking statements are based upon current plans, estimates, and expectations that are subject to risks, uncertainties, and assumptions, many of which are beyond our control and any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The inclusion of such statements should not be regarded as a representation that such plans, estimates, or expectations will be achieved. Factors that could cause actual results to differ materially from those expressed in or implied by such forward-looking statements include, but are not limited to: our ability and the time required to consummate the Acquisition; our ability to achieve the strategic and other objectives relating to the proposed Acquisition; the risk that regulatory approvals for the Acquisition are not obtained or are obtained subject to conditions that are not anticipated; the risk that we are unable to integrate KCAD’s operations in a successful manner and in the expected time period; the volatility of future oil and natural gas prices; contracting of our rigs and actions by current or potential customers; the effects of actions by, or disputes among or between, members of the Organization of Petroleum Exporting Countries and other oil producing nations with respect to production levels or other matters related to the prices of oil and natural gas; changes in future levels of drilling activity and capital expenditures by our customers, whether as a result of global capital markets and liquidity, changes in prices of oil and natural gas or otherwise, which may cause us to idle or stack additional rigs, or increase our capital expenditures and the construction, upgrade or acquisition of rigs; the impact and effects of public health crises, pandemics and epidemics, such as the COVID-19 pandemic; changes in worldwide rig supply and demand, competition, or technology; possible cancellation, suspension, renegotiation or termination (with or without cause) of our contracts as a result of general or industry-specific economic conditions, mechanical difficulties, performance or other reasons; expansion and growth of our business and operations; our belief that the final outcome of our legal proceedings will not materially affect our financial results; the impact of federal and state legislative and regulatory actions and policies affecting our costs and increasing operating restrictions or delay and other adverse impacts on our business; environmental or other liabilities, risks, damages or losses, whether related to storms or hurricanes (including wreckage or debris removal), collisions, grounding, blowouts, fires, explosions, other accidents, terrorism or otherwise, for which insurance coverage and contractual indemnities may be insufficient, unenforceable or otherwise unavailable; the impact of geopolitical developments and tensions, war and uncertainty involving or in the geographic region of oil-producing countries (including the ongoing armed conflicts between Russia and Ukraine and Israel and Hamas, and any related political or economic responses and counter-responses or otherwise by various global actors or the general effect on the global economy); global economic conditions, such as a general slowdown in the global economy, supply chain disruptions, inflationary pressures, currency fluctuations, and instability of financial institutions, and their impact on the Company; our financial condition and liquidity; tax matters, including our effective tax rates, tax positions, results of audits, changes in tax laws, treaties and regulations, tax assessments and liabilities for taxes; the occurrence of security incidents, including breaches of security, or other attack, destruction, alteration, corruption, or unauthorized access to our information technology systems or destruction, loss, alteration, corruption or misuse or unauthorized disclosure of or access to data; potential impacts on our business resulting from climate change, greenhouse gas regulations, and the impact of climate change related changes in the frequency and severity of weather patterns; potential long-lived asset impairments; and our sustainability strategy, including expectations, plans, or goals related to corporate responsibility, sustainability and environmental matters, and any related reputational risks as a result of execution of this strategy. Additional factors that could cause actual results to differ materially from our expectations or results discussed in the forward-looking statements are disclosed in H&P’s 2023 Annual Report on Form 10-K, including under Part I, Item 1A— “Risk Factors” and Part II, Item 7— “Management’s Discussion and Analysis of Financial Condition and Results of Operations” thereof, as updated by subsequent reports (including the Company’s Quarterly Reports on Form 10-Q) we file with the Securities and Exchange Commission. All forward-looking statements included in this presentation and all subsequent written and oral forward-looking statements, express or implied, are expressly qualified in their entirety by these cautionary statements. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Because of the underlying risks and uncertainties, we caution you against placing undue reliance on these forward-looking statements. We assume no duty to update or revise these forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law. Forward-Looking Statements Market & Industry Data The data included in this presentation regarding the oil field services industry, including trends in the market and the Company's position and the position of its competitors within this industry, are based on the Company's estimates, which have been derived from management's knowledge and experience in the industry, and information obtained from customers, trade and business organizations, internal research, publicly-available information, industry publications and surveys and other contacts in the industry. The Company has also cited information compiled by industry publications, governmental agencies and publicly-available sources. Although the Company believes these third-party sources to be reliable, it has not independently verified the data obtained from these sources and it cannot assure you of the accuracy or completeness of the data. Estimates of market size and relative positions in a market are difficult to develop and inherently uncertain and the Company cannot assure you that it is accurate. Accordingly, you should not place undue weight on the industry and market share data presented in this presentation. We use our Investor Relations website at https://www.helmerichpayne.com/ as a channel of distribution for material company information. Such information is routinely posted and accessible at such site. Use of Non-GAAP Financial Measures: This presentation contains certain financial measures that are not prepared in accordance with GAAP, including Operating EBITDA, Net-Debt-to-Operating EBITDA, and Free Cash Flow. Operating EBITDA is defined as Operating Income plus depreciation and amortization and excluding the impacts of select items. Select items are non-GAAP metrics and are excluded as they are deemed to be outside the Company’s core business operations. Net-Debt-to-Operating EBITDA is defined as total debt less cash and cash equivalents and short-term investments divided by Operating EBITDA. Free Cash Flow is defined as net cash provided by/used in operating activities less capital expenditures. We believe that identifying and excluding select items, Operating EBITDA and Free Cash Flow are useful measures to assess and understand the financial performance of the Company. These financial measures are not substitutes for financial measures prepared in accordance with GAAP and should therefore be considered only as supplemental to such GAAP financial measures.

© 2024 Helmerich & Payne, Inc. All Rights Reserved. 3 Creating a Global Leader in Onshore Drilling Enhances Scale and Geographic Diversification, Now with Leading Positions in the U.S. and Middle East Strengthens Cash Flow Stability and Durability through a Robust Contract Backlog, Supported by a Blue-Chip Customer Base Immediately Accretive to Cash Flow and Free Cash Flow per Share Expects to Maintain Investment Grade Credit Rating with a Focus on Balanced and Sustainable Shareholder Returns Building on Shared Cultures and Experience: Safety, Sustainability and a Customer-Centric Approach

© 2024 Helmerich & Payne, Inc. All Rights Reserved. 4 Transaction Overview Purchase Price & Transaction Structure Financial Benefits Clear Path to Completion • Transaction has been [unanimously] approved by both companies’ Boards of Directors • Expected to close in the fourth calendar quarter of 2024, subject to satisfaction of customary closing conditions • Transaction has been unanimously approved by H&P Board of Directors • Subject to customary closing conditions and regulatory approvals • Expected to close prior to calendar year end 2024 • Immediately accretive to cash flow and free cash flow per share • Transaction returns expected to exceed cost of capital by 2026 • Expects to maintain high-quality investment grade credit rating • Substantial free cash flow generation • H&P to acquire KCA Deutag (“KCAD”) for $1.9725Bn in cash • Transaction to be funded with cash on hand and new borrowings • Fully committed financing package to acquire KCAD equity and refinance existing KCAD debt

About KCA Deutag: A Leading Driller in the Middle East

Business Overview

Core Middle East Land Drilling and Offshore Contract Services Comprise ~95% of KCAD 2023 Operating EBITDA [1]


Offshore Contract Services 23%
Manufacturing and Engineering 3%
RoW Land 3%
Core Middle East [1] Land Drilling 71%

Land Operations

- Core Middle East Countries: Saudi Arabia, Oman and Kuwait
- 63 rigs in Core Middle East Countries drive 71% of Operating EBITDA, stemming from 89% utilization in the region [1][2]
- Additional international operations in South America, Europe and Africa

Offshore Contract Services

- Asset-light, with long-term earnings visibility through robust backlog with blue-chip customers
- Manage 29 offshore platforms; located in the North Sea, Canada, Azerbaijan and Angola

Manufacturing and Engineering

- Supplies the energy industry
- 3 facilities – 1 in Germany and 2 important hubs in Saudi Arabia and Oman
- Upside exposure to energy transition efforts – primarily in Europe



3 Core Middle East Countries [1]

~11,000 Employees

63 Land Rigs in Core Middle East Countries [1][2]

29 Offshore Platforms Managed

Notes: (1) Core Middle East includes Saudi Arabia, Oman, and Kuwait; Presented on a calendar year-end basis (2) Rig count excludes 2 Oman rigs to be delivered in calendar year 2024

© 2024 Helmerich & Payne, Inc. All Rights Reserved.

5

The Right Transaction at the Right Time



Acquisition
A Global Leader with Enhanced Middle East Fleet
Commences Middle East expansion strategy
Explores initial interest in KCA Deutag opportunity
Secures work for 8 rigs in Saudi Arabia; rigs exported from U.S.
Heavy debt load; significant Oman presence
Financial restructuring; significantly reduce debt and debt service costs
Disposal of Nigeria operations and exit from Russia operations
KCAD acquires Saipem's primary onshore operations – Saudi Arabia, UAE, Congo
KCAD acquires Saipem's onshore operations – LatAm; new legal entities unencumbered by previous operations
Pre - 2020
2020
2021
2022
2023
2024
SAIPEM
Onshore rig and manufacturing business; significant Saudi Arabia presence
Saipem LatAm operations encumbered by historical legal entities
Saipem spins out onshore business for sale with no debt pushed down

© 2024 Helmerich & Payne, Inc. All Rights Reserved.
6

Enhanced Geographic Footprint Levered to the Most Resilient Basins


296 Core Land Rigs
USA 225
Core Middle East (1) 71
71
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Pro Forma Core Middle East
Pro Forma H&P's Core Middle East fleet is a segment leader with ~16% of all rigs in the region (1)(2)

From the Permian Basin to the Arabian Gulf, Pro Forma H&P is one of the Leaders in Onshore Drilling


Global Onshore Drilling Rig Count (3)
393
Other 80
ME (4) 88
NAM 225
260
203
185
184
105
92
80
71
69
67
Pro Forma
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10

Source: S&P Global Commodity Insights

Notes: (1) Pro forma Core Middle East countries include Saudi Arabia, Oman, and Kuwait; Includes H&P rigs recently awarded contracts to work in Saudi Arabia; Excludes 2 Oman rigs to be delivered in 2024 (2) Peers include: Arabian Drilling Company, Kuwait Drilling Company, SANAD, Sinopec, Zhongyuan Petroleum (ZPEB) (3) Peers excludes CNPC & Sinopec; Peers include: ADNOC Drilling, Ensign Energy Services, ENTP, Nabors, National Iranian Drilling Company, Oil and Natural Gas Corporation, Patterson-UTI, Pemex, Precision Drilling, Savanna Energy Services (4) In addition to Core Middle East, includes Bahrain, Pakistan, UAE and Iraq

© 2024 Helmerich & Payne, Inc. All Rights Reserved.

7

© 2024 Helmerich & Payne, Inc. All Rights Reserved. 8 343 350 358 295 231 266 287 308 363 398 2017A 2018A 2019A 2020A 2021A 2022A 2023A 2024E 2025E 2026E Resilient Middle East Rig Demand Middle East Rig Demand Historical Brent Price ($ / Bbl) Source: Capital IQ as of July 23, 2024; Middle East Rig Demand based on Wall Street Research

Acquisition Creates a Globally Diversified Company with Material Scale



2023 Operating EBITDA
H&P
H&P + KCA Deutag
~$0.9Bn
~$1.2Bn
North America Solutions
International Solutions
Offshore Solutions
Other

#1
Global Onshore Drilling-Related Revenue (1)

#1
Core Middle East Rig Count (2)

~80%
Revenue from Onshore Drilling (3)

~25%
International Operating EBITDA Diversification (4)

~30%
Increase in Operating EBITDA (4)

Notes: (1) Based on Calendar Year 2023 pro forma Onshore Drilling segment revenue vs. Peer Onshore Drilling segment revenue; Peers include: ADES, ADNOC Drilling, Arabian Drilling Company, Ensign Energy Services, Independence Drilling, Nabors, Patterson-UTI and Precision Drilling (2) Pro forma Core Middle East countries include Saudi Arabia, Oman, and Kuwait; includes H&P rigs recently awarded contracts to work in Saudi Arabia (3) Based on Calendar Year 2023 pro forma revenue (4) Based on Calendar Year 2023 pro forma Operating EBITDA

© 2024 Helmerich & Payne, Inc. All Rights Reserved.
9

© 2024 Helmerich & Payne, Inc. All Rights Reserved. 10 21% 20% 59% H&P NAS 14% H&P Int'l 10% KCAD Land 42% KCAD Offshore 33% KCAD Manufacturing 1% KCAD Land $3.0 KCAD Offshore $2.3 KCAD Manufacturing $0.1 H&P NAS $1.0 H&P Int'l $0.7 Strengthened Cash Flow Stability and Visibility Robust Combined Backlog of $7.2Bn Notes: (1) Backlog as of 03/31/24 for H&P and 05/01/24 for KCAD; 69% of KCAD backlog firm; 31% backlog option; Firm backlog represents the revenue associated with contracts in force; option backlog represents the revenue associated with possible contract extensions AIOC (2) Backlog Supported by Large, Investment-Grade Customers KCA Deutag H&P $7.2Bn (1) $1.7Bn (1) (Standalone) (Standalone) $5.5Bn (1) Pro Forma Backlog by Year 2024 2025 2026+ Additional Large Multi-National (or National) Energy Companies

Accelerating International Growth with Attractive Returns

Relevant Metrics

KCAD Run-Rate Operating EBITDA ($MM) (1)	~$341
Annual Run-Rate Synergies ($MM) (2)	~$25
Synergized Transaction Multiple (x) (3)	~5.4x
2025E Free Cash Flow Accretion (%) (4)	Double-Digit
First Year of ROIC Accretion	2026

Transaction Multiple vs. Public Middle-East Peers (5)



12.2x
12.2x
Peer Average: 11.1x
9.0x
~5.4x
KCA DEUTAG
Peer 1
Peer 2
Peer 3

Illustrative Transaction Return on Invested Capital



ROIC above WACC
= Value Creation
2025E
2026E
2027E
2028E
Implied Transaction ROIC (%)
H&P Illustrative WACC (%)

Source: Capital IQ as of July 23, 2024

Notes: (1) Reflects Calendar Quarter 1Q24 annualized Operating EBITDA; includes deductions for lease payments and dividends paid to minority shareholders (2) H&P expects to achieve full run-rate synergies by 2026 (3) Transaction multiple includes $25MM of annual run-rate synergies (4) Reflects Free Cash Flow after Dividends; Free Cash Flow calculated as Cash Flow From Operations less Capex; Presented on a calendar year-end basis (5) Peers include: Arabian Drilling, ADES, and ADNOC Drilling; Peer multiples reflects Calendar Quarter 1Q24 annualized EBITDA

© 2024 Helmerich & Payne, Inc. All Rights Reserved.

11

Financing Plan Allows for Rapid Deleveraging Toward Long-Term Targets

Pro Forma Net Debt / Operating EBITDA (1)


1.7x
2024E
2025E
2026E
2027E

Cumulative Free Cash Flow Generation Available for Debt Reduction ($MM) (1)(2)


$350+
$900+
$1,600+
2025E
2026E
2027E

H&P Committed to Balanced and Prompt Deleveraging

- H&P to refinance KCAD's existing debt at a lower rate
- Pre-payable financing and staggered maturity profile offers flexibility to quickly reduce debt
- Longer-term contracts provide line of sight to deleveraging
- Pro Forma H&P maintains significant liquidity
- Net leverage of ~1.7x at closing with focus on reaching at or below 1.0x longer-term
- Suspend supplemental dividend in fiscal year 2025
- Transaction supported by fully committed bridge facility

Notes: (1) Presented on a calendar year-end basis (2) Reflects Free Cash Flow after Dividends; Free Cash Flow calculated as Cash Flow From Operations less Capex;

© 2024 Helmerich & Payne, Inc. All Rights Reserved.

12

H&P Remains Committed to a Conservative Balance Sheet and Return of Capital to Shareholders


CASH FLOW FROM OPERATIONS
CAPITAL ALLOCATION

Investment Grade Credit Rating

- Rating agencies expected to affirm investment grade ratings
- Promptly delever with free cash flow
- Net leverage of ~1.7x at closing with focus on reaching at or below 1.0x longer-term

Shareholder Returns

- Intends to maintain annual base dividend of $1/share; ~3% yield
- Additional opportunistic shareholder returns in the medium term

Organic Growth

- Greater ability to export idled FlexRigs to the Middle East
- Targeting mid-to-high-teen ROIC investment opportunities

Notes: (1) Presented on a calendar year-end basis

© 2024 Helmerich & Payne, Inc. All Rights Reserved.

13

© 2024 Helmerich & Payne, Inc. All Rights Reserved. 14 Common Core Values with a Culture of Care ✓ Culture of C.A.R.E. ✓ Focused on Safety and Wellbeing of Employees ✓ Customer-Centric Approach ✓ Sustainability Commitment ✓ Operational and Financial Excellence Actively C.A.R.E. Service Attitude Innovative Spirit Teamwork Do the Right Thing Wellbeing Excellence Customer Centricity Agility Returns Energy Transition KCA Deutag: We Care + H&P: Do the Right Thing

© 2024 Helmerich & Payne, Inc. All Rights Reserved. 15 North America Solutions International Solutions Offshore Solutions Other Measured Approach to Integration Key Areas of Focus Preliminary Operating Segments (1) Prioritize Strong Execution and Customer Support Optimize Geographical Footprint Build on Complementary Cultures and Strength of Each Company Identify Opportunities to Leverage Existing Assets and Operations with KCAD’s People and Expertise Notes: (1) Segment split based on calendar year-end 2023 Operating EBITDA contribution H&P Will Have 3 Primary Operating Segments Post Close Build on Success from Previous M&A Integration Leverage Complementary Technology and Expertise

© 2024 Helmerich & Payne, Inc. All Rights Reserved. 16 H&P of Tomorrow Builds on 100+ Years of Successful Operations Culture of C.A.R.E. & Continuous Improvement U.S. Focused Unconventional Land Rig Fleet Leading Drilling Technology Portfolio GOM Focused Offshore Rig Operations Internationally Focused Offshore Rig Operations Culture of We Care and Customer-Centricity Leading Manufacturing and Engineering Business Middle Eastern Focused Conventional Land Rig Fleet H&P of Tomorrow Premier Global Land Driller Asset-Light Offshore Contract Services Business Focused Culture on Our People & Customers 296 core global land rigs exposed to the most durable basins Expertise operating a valuable, capex-light offshore contract services business Commitment to revolutionary manufacturing and cutting-edge technology Combined Culture of C.A.R.E., continuous improvement and customer-centricity Innovator in Technology & Engineering

© 2024 Helmerich & Payne, Inc. All Rights Reserved. 17 Creating a Global Leader in Onshore Drilling Enhances Scale and Geographic Diversification, Now with Leading Positions in the U.S. and Middle East Strengthens Cash Flow Stability and Durability through a Robust Contract Backlog, Supported by a Blue-Chip Customer Base Immediately Accretive to Cash Flow and Free Cash Flow per Share Expects to Maintain Investment Grade Credit Rating with a Focus on Balanced and Sustainable Shareholder Returns Building on Shared Cultures and Experience: Safety, Sustainability and a Customer-Centric Approach

© 2024 Helmerich & Payne, Inc. All Rights Reserved. 18 Helmerich & Payne, Inc. Thank You for Your Interest in H&P For more information, please visit our website at www.helmerichpayne.com Contact: Dave Wilson, CFA, CPA VP of Investor Relations 918-588-5190, investor.relations@hpinc.com NYSE : HP